CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2001-2

Section 7.3 Indenture                               Distribution Date: 2/15/2005
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(i)    Amount of the distribution allocable to principal of the Notes
           Class A Principal Payment                                       0.00
           Class B Principal Payment                                       0.00
           Class C Principal Payment                                       0.00
                    Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
           Class A Principal Payment                                       0.00
           Class B Principal Payment                                       0.00
           Class C Principal Payment                                       0.00
                    Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                    1,011,111.11
              Class B Note Interest Requirement                       92,035.56
              Class C Note Interest Requirement                      140,834.84
                    Total                                          1,243,981.51

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                         2.02222
              Class B Note Interest Requirement                         2.20889
              Class C Note Interest Requirement                         2.62889

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                        500,000,000
              Class B Note Principal Balance                         41,666,000
              Class C Note Principal Balance                         53,572,000

(iv)   Amount on deposit in Owner Trust Spread Account             5,952,380.00

(v)    Required Owner Trust Spread Account Amount                  5,952,380.00


                                                   By:
                                                      --------------------------
                                                      Name:  Patricia M. Garvey
                                                      Title: Vice President

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